UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 10, 2023

Progyny, Inc.
(Exact name of Registrant as Specified in Charter)

Delaware	001-39100	27-2220139
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1359 Broadway New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)
(212) 888-3124
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PGNY	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Progyny, Inc. (the “Company” or “our”) is participating in a series of investor meetings during the week of April 10, 2023 as part of a previously scheduled commitment. During its discussions with investors, the Company intends to affirm that it has continued to see strong levels of utilization for its fertility and family-building services across its more than 370 clients with the benefit today, reflecting approximately 5.4 million covered lives. The Company further intends to affirm that it is continuing to see strong levels of interest from prospective clients for its solutions as the benefits selling season gets underway, which is further evidenced by the new channel partner relationships the Company has recently disclosed with Children’s Hospital Association and Evernorth.

The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly provided by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K, other than statements of historical fact, including, without limitation, statements regarding prospective clients’ current and future interest; the Company’s expected utilization rates and mix; and the Company’s participation in upcoming investor meetings. Forward-looking statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, without limitation, failure to meet our publicly announced guidance or other expectations about our business; competition in the market in which we operate; our history of operating losses and ability to sustain profitability; risks related to the impact of the COVID-19 pandemic, such as the scope and duration of the outbreak, the spread of new variants, government actions and restrictive measures implemented in response, delays and cancellations of fertility procedures and other impacts to the business; competition in the market in which we operate; our history of operating losses and ability to sustain profitability in the future; unfavorable conditions in our industry or the United States economy; our limited operating history and the difficulty in predicting our future results of operations; our ability to attract and retain clients and increase the adoption of services within our client base; the loss of any of our largest client accounts; changes in the technology industry; changes or developments in the health insurance market; negative publicity in the health benefits industry; lags, failures or security breaches in our computer systems or those of our vendors; a significant change in the level or the mix of utilization of our solutions; our ability to offer high-quality support; positive references from our existing clients; our ability to develop and expand our marketing and sales capabilities; the rate of growth of our future revenue; the accuracy of the estimates and assumptions we use to determine the size of target markets; our ability to successfully manage our growth; reductions in employee benefits spending; seasonal fluctuations in our sales; the adoption of new solutions and services by our clients or members; our ability to innovate and develop new offerings; our ability to adapt and respond to the medical landscape, regulations, client needs, requirements or preferences; our ability to maintain and enhance our brand; our ability to attract and retain members of our management team, key employees, or other qualified personnel; our ability to maintain our Company culture; risks related to any litigation against us; our ability to maintain our Center of Excellence network of healthcare providers; our strategic relationships with and monitoring of third parties; our ability to maintain or any disruption of our pharmacy distribution network or their supply chain; our relationship with key pharmacy program partners or any decline in rebates provided by them; our ability to maintain our relationships with benefits consultants; exposure to credit risk from our members; risks related to government regulation; risks related to potential sales to government entities; our ability to protect our intellectual property rights; risks related to acquisitions, strategic investments, partnerships, or alliances; federal tax reform and changes to our effective tax rate; the imposition of state and local state taxes; our ability to utilize a significant portion of our net operating loss or research tax credit carryforwards; our ability to develop or maintain effective internal control over financial reporting and the increased costs of operating as a public company; our ability to adapt and respond to the changing SEC expectations regarding environmental, social and governance practices. For a detailed discussion of these and other risk factors, please refer to our filings with the Securities and Exchange Commission (the “SEC”), including in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and subsequent reports that we file with the SEC which are available at http://investors.progyny.com and on the SEC’s website at https://www.sec.gov. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. Our actual future results could differ materially from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progyny, Inc.

Dated: April 10, 2023
	By:	/s/ Peter Anevski
Peter Anevski
Chief Executive Officer